Exhibit 4.1.1

EXECUTION VERSION

OMNIBUS SECURITIZATION AGREEMENTS ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of October 1, 2022 (this “Agreement”), among Capital One Bank (USA), National Association, a national banking association (“COBNA”), in its capacity as original seller, servicer and administrator (collectively, the “Original Seller, Servicer, and Administrator,” and, individually, the “Original Seller,” “Original Servicer,” or “Original Administrator”) and in its individual capacity, Capital One Funding, LLC, a Virginia limited liability company (“Funding”), as transferor (the “Transferor”) and in its individual capacity, Capital One, National Association, a national banking association (“CONA”), in its capacity as new seller, servicer and administrator (collectively, the “New Seller, Servicer, and Administrator,” and, individually, the “New Seller,” “New Servicer,” or “New Administrator”) and in its individual capacity, The Bank of New York Mellon, a New York banking corporation, as trustee (the “Trustee”) for the Capital One Master Trust (the “Master Trust”) and as indenture trustee (the “Indenture Trustee”) for the Capital One Multi-asset Execution Trust, a statutory trust organized under the laws of the State of Delaware (the “Issuer”), the Issuer, the Independent Director of Funding, Clayton Fixed Income Services LLC, a Delaware limited liability company, as asset representations reviewer (the “Asset Representations Reviewer”), and Capital One Services, LLC, a Delaware limited liability company (“Capital One Services”), as subservicer and in its individual capacity.

RECITALS

WHEREAS, COBNA and Funding are parties to the Amended and Restated Receivables Purchase Agreement, dated as of July 1, 2007, as amended by the First Amendment thereto, dated as of March 1, 2008, and as further amended by the Second Amendment thereto, dated as of March 17, 2016 (as so amended, and as further amended, restated, supplemented, or otherwise modified from time to time, the “Receivables Purchase Agreement”);

WHEREAS, the Transferor, the Original Servicer, and the Trustee are parties to the Amended and Restated Pooling and Servicing Agreement, dated as of September 30, 1993, as amended and restated as of August 1, 2002, January 13, 2006, July 1, 2007 and March 17, 2016, and as amended by the First Amendment thereto, dated as of January 27, 2017 (as so amended and restated and as further amended, restated, supplemented, or otherwise modified from time to time, the “PSA”), and as supplemented by the Amended and Restated Series 2002-CC Supplement thereto, dated as of October 9, 2002, as amended and restated as of March 17, 2016 (as so amended and restated and as further amended, restated, supplemented, or otherwise modified from time to time, the “Series Supplement” and, together with the PSA, the “Pooling and Servicing Agreement”);

WHEREAS, the Original Servicer and the Transferor are parties to the Defaulted Receivables Supplemental Servicing Agreement, dated as of July 15, 2010 (as amended, restated, supplemented, or otherwise modified from time to time, the “Supplemental Servicing Agreement”);

WHEREAS, COBNA and the Independent Director appointed in accordance therein are parties to the Amended and Restated Limited Liability Company Agreement of Capital One Funding, LLC, dated as of July 31, 2002, as amended by the First Amendment thereto, dated as of March 1, 2008 (as so amended and as further amended, restated, supplemented, or otherwise modified from time to time, the “LLC Agreement”);

WHEREAS, the Issuer and the Indenture Trustee are parties to the Indenture, dated as of October 9, 2002, as amended and restated as of January 13, 2006 and March 17, 2016 (as so amended and restated and as further amended, restated, supplemented, or otherwise modified from time to time, the “Base Indenture”), as supplemented by the Asset Pool 1 Supplement, dated as of October 9, 2002, as amended by the First Amendment thereto, dated as of March 1, 2008 (as so amended and as further amended, restated, supplemented, or otherwise modified from time to time, the “Asset Pool 1 Supplement”), as further supplemented by the Card Series Indenture Supplement, dated as of October 9, 2002, as amended and restated as of March 17, 2016, and, in each case, as supplemented by the Terms Documents listed on Schedule A hereto (as so amended, restated, and supplemented, and as further amended, restated, supplemented, or otherwise modified from time to time, the “Indenture Supplement” and, together with the Base Indenture and the Asset Pool 1 Supplement, the “Indenture”);

WHEREAS, the Issuer, the Transferor, the Original Administrator, and the Indenture Trustee are parties to the Transfer and Administration Agreement, dated as of October 9, 2002, as amended by the First Amendment thereto, dated as of March 1, 2008 (as so amended and as further amended, restated, supplemented, or otherwise modified from time to time, the “Transfer and Administration Agreement”);

WHEREAS, Funding, COBNA, and the Trustee are parties to the Dispute Resolution Agreement, dated as of March 17, 2016 (as amended, restated, supplemented, or otherwise modified from time to time, the “Dispute Resolution Agreement”);

WHEREAS, the Transferor, the Original Servicer, COBNA, and the Asset Representations Reviewer are parties to the Asset Representations Review Agreement, dated as of March 17, 2016 (as amended, restated, supplemented, or otherwise modified from time to time, the “Asset Representations Review Agreement”);

WHEREAS, COBNA (as successor to Capital One Bank, a then Virginia banking corporation), as Original Servicer, and Capital One Services, as subservicer, are parties to the Subservicing Agreement, dated as of January 1, 2006 (as amended, restated, supplemented, or otherwise modified from time to time, the “Subservicing Agreement”);

WHEREAS, Schedule A hereto lists all agreements relating to the securitization program contemplated by the Pooling and Servicing Agreement and the Indenture, including the Receivables Purchase Agreement, the Pooling and Servicing Agreement, the Supplemental Servicing Agreement, the LLC Agreement, the Indenture, the Transfer and Administration Agreement, the Dispute Resolution Agreement, the Asset Representations Review Agreement, and the Subservicing Agreement, and all amendments or supplements thereto (each, a “Securitization Agreement” and, collectively, the “Securitization Agreements”);

WHEREAS, COBNA owns the sole membership interest in Funding;

WHEREAS, effective October 1, 2022, COBNA shall merge with and into CONA (said transaction, the “Merger”);

WHEREAS, by virtue of the Merger, all property of every type and interests therein, all rights, franchises, and choses in action, and all of the liabilities and obligations of every kind and description of COBNA as they exist at the time of the Merger shall become the property, rights, franchises, and choses in action, and liabilities and obligations of CONA without any other transfer, and, upon the Merger, and without any order or other action, CONA shall hold and enjoy all rights of property, franchises, and interests in the same manner and to the same extent as such rights, franchises, and interests were held or enjoyed by COBNA at the time of the Merger, subject to applicable law; and

WHEREAS, for the avoidance of doubt, in connection with the Merger, COBNA, in its capacity as the Original Seller, Servicer, and Administrator or in its individual capacity, as applicable, seeks to assign all of its right, title, and interest, and delegate all of its duties, obligations, and liabilities, in, to, and under the Receivables Purchase Agreement, the Pooling and Servicing Agreement, the Supplemental Servicing Agreement, the LLC Agreement, the Indenture, the Transfer and Administration Agreement, the Dispute Resolution Agreement, the Asset Representations Review Agreement, and the Subservicing Agreement as they exist at the time of the Merger, to CONA, in its capacity as the New Seller, Servicer, and Administrator or in its individual capacity, as applicable;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, do covenant and agree as follows:

ARTICLE I

ASSIGNMENT AND ASSUMPTION;

INTENTION OF ASSIGNMENT

SECTION 1.1. Definitions. Unless otherwise defined in this Agreement, all defined terms used herein, including the Recitals hereto, shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement and, if not defined therein, in the Indenture and, if not defined therein, in any other Securitization Agreement, as the context requires.

SECTION 1.2. Assignment, Assumption, and Acceptance; Consent.

(a)      For good and valuable consideration, receipt of which is hereby acknowledged, effective as of the date hereof, COBNA, in its capacity as the Original Seller, Servicer, and Administrator or in its individual capacity, as applicable, does hereby assign all of its right, title, and interest, and delegate all of its duties, obligations, and liabilities, in, to, and under the Receivables Purchase Agreement, the Pooling and Servicing Agreement, the Supplemental Servicing Agreement, the LLC Agreement, the Indenture, the Transfer and Administration Agreement, the Dispute Resolution Agreement, the Asset Representations Review Agreement, and the Subservicing Agreement as they exist at the time of the Merger, to CONA, in its capacity as the New Seller, Servicer, and Administrator or in its individual capacity, as applicable.

(b)      For good and valuable consideration, receipt of which is hereby acknowledged, effective as of the date hereof, CONA, in its capacity as the New Seller, Servicer, and

Administrator or in its individual capacity, as applicable, does hereby accept all such assigned right, title, and interest, and assume all such duties, obligations, and liabilities and the performance of every covenant under the Securitization Agreements as they exist at the time of the Merger, and agrees that it shall be substituted for COBNA, in its capacity as the Original Seller, Servicer, and Administrator or in its individual capacity, as applicable, under each of the Receivables Purchase Agreement, the Pooling and Servicing Agreement, the Supplemental Servicing Agreement, the LLC Agreement, the Indenture, the Transfer and Administration Agreement, the Dispute Resolution Agreement, the Asset Representations Review Agreement, and the Subservicing Agreement.

(c)      Each of the Trustee, the Indenture Trustee, the Transferor, the Issuer, the Independent Director of Funding, the Asset Representations Reviewer, and Capital One Services hereby severally (i) acknowledges and consents to the assignment and delegation described above and (ii) acknowledges and agrees that as of the date hereof, CONA, in its capacity as the New Seller, Servicer, and Administrator or in its individual capacity, as applicable, has been substituted for COBNA, in its capacity as the Original Seller, Servicer, and Administrator or in its individual capacity, as applicable, under each of the Receivables Purchase Agreement, the Pooling and Servicing Agreement, the Supplemental Servicing Agreement, the LLC Agreement, the Indenture, the Transfer and Administration Agreement, the Dispute Resolution Agreement, the Asset Representations Review Agreement, and the Subservicing Agreement.

SECTION 1.3. Intention of Parties Relating to Succession and the Securitization Agreements.

(a)      Receivables Purchase Agreement.

(i)      The parties hereto that are also parties to the Receivables Purchase Agreement agree that, on and after the date hereof, CONA shall be the successor by merger to COBNA under the Receivables Purchase Agreement.

(ii)     The parties hereto that are also parties to the Receivables Purchase Agreement agree that, on and after the date hereof, references to “Capital One Bank (USA), National Association” and “Capital One” in the Receivables Purchase Agreement, including all obligations, benefits, and requirements thereof, shall relate to CONA, as successor by merger to COBNA, in each case unless otherwise specified herein.

(iii)    CONA, as successor by merger to COBNA, confirms and agrees to be bound by the terms of the Receivables Purchase Agreement on and after the date hereof in the same manner as COBNA was bound thereunder prior to the date hereof.

(b)      Pooling and Servicing Agreement.

(i)      The parties hereto that are also parties to the Pooling and Servicing Agreement agree that, on and after the date hereof, CONA, in its capacity as the New Servicer, shall be the successor by merger to COBNA, in its capacity as the Original Servicer, under the Pooling and Servicing Agreement.

(ii)     The parties hereto that are also parties to the Pooling and Servicing Agreement agree that, on and after the date hereof, references to “Capital One Bank (USA), National Association,” “Capital One,” and the “Bank” in the Pooling and Servicing Agreement, including all obligations, benefits, and requirements thereof, shall relate to CONA, as successor by merger to COBNA, in each case unless otherwise specified herein.

(iii)    CONA, as successor by merger to COBNA, confirms and agrees to be bound by the terms of the Pooling and Servicing Agreement on and after the date hereof in the same manner as COBNA was bound thereunder prior to the date hereof.

(c)      Supplemental Servicing Agreement.

(i)      The parties hereto that are also parties to the Supplemental Servicing Agreement agree that, on and after the date hereof, CONA, in its capacity as the New Servicer, shall be the successor by merger to COBNA, in its capacity as the Original Servicer, under the Supplemental Servicing Agreement.

(ii)     The parties hereto that are also parties to the Supplemental Servicing Agreement agree that, on and after the date hereof, references to “Capital One Bank (USA), National Association” in the Supplemental Servicing Agreement, including all obligations, benefits, and requirements thereof, shall relate to CONA, as successor by merger to COBNA, in each case unless otherwise specified herein.

(iii)    CONA, as successor by merger to COBNA, confirms and agrees to be bound by the terms of the Supplemental Servicing Agreement on and after the date hereof in the same manner as COBNA was bound thereunder prior to the date hereof.

(d)      LLC Agreement.

(i)      The parties hereto that are also parties to the LLC Agreement agree that, on and after the date hereof, (A) CONA, in its individual capacity, shall be the successor by merger to COBNA, in its individual capacity, under the LLC Agreement and (B) as such merger was effected in compliance with the Basic Documents (as defined in the LLC Agreement), in accordance with Section 21 of the LLC Agreement, without further act, CONA shall be the Member thereunder, and such merger shall not constitute an assignment for purposes of the LLC Agreement and Funding shall continue without dissolution.

(ii)     The parties hereto that are also parties to the LLC Agreement agree that, on and after the date hereof, references to “Capital One Bank (USA), National Association,” the “Bank,” and the “Member” in the LLC Agreement, including all obligations, benefits, and requirements thereof, shall relate to CONA, as successor by merger to COBNA, in each case unless otherwise specified herein.

(iii)    CONA, as successor by merger to COBNA, confirms and agrees to be bound by the terms of the LLC Agreement on and after the date hereof in the same manner as COBNA was bound thereunder prior to the date hereof.

(e)      Indenture.

(i)      The parties hereto that are also parties to the Indenture agree that, on and after the date hereof, CONA, in its capacity as the New Administrator, shall be the successor by merger to COBNA, in its capacity as the Original Administrator, for purposes of the Indenture.

(ii)     The parties hereto that are also parties to the Indenture agree that, on and after the date hereof, references to “Capital One Bank (USA), National Association” and “Capital One” in the Indenture, including all obligations, benefits, and requirements thereof, shall relate to CONA, as successor by merger to COBNA, in each case unless otherwise specified herein.

(iii)    CONA, as successor by merger to COBNA, confirms and agrees to be bound by the terms of the Indenture on and after the date hereof in the same manner as COBNA was bound thereunder prior to the date hereof.

(f)      Transfer and Administration Agreement.

(i)      The parties hereto that are also parties to the Transfer and Administration Agreement agree that, on and after the date hereof, CONA, in its capacity as the New Administrator, shall be the successor by merger to COBNA, in its capacity as the Original Administrator, under the Transfer and Administration Agreement.

(ii)     The parties hereto that are also parties to the Transfer and Administration Agreement agree that, on and after the date hereof, references to “Capital One Bank (USA), National Association” and “Capital One Bank” in the Transfer and Administration Agreement, including all obligations, benefits, and requirements thereof, shall relate to CONA, as successor by merger to COBNA, in each case unless otherwise specified herein.

(iii)    CONA, as successor by merger to COBNA, confirms and agrees to be bound by the terms of the Transfer and Administration Agreement on and after the date hereof in the same manner as COBNA was bound thereunder prior to the date hereof.

(g)      Dispute Resolution Agreement.

(i)      The parties hereto that are also parties to the Dispute Resolution Agreement agree that, on and after the date hereof, CONA, in its individual capacity, shall be the successor by merger to COBNA, in its individual capacity, under the Dispute Resolution Agreement.

(ii)     The parties hereto that are also parties to the Dispute Resolution Agreement agree that, on and after the date hereof, references to “Capital One Bank (USA), National Association” and the “Bank” in the Dispute Resolution Agreement, including all obligations, benefits, and requirements thereof, shall relate to CONA, as successor by merger to COBNA, in each case unless otherwise specified herein.

(iii)    CONA, as successor by merger to COBNA, confirms and agrees to be bound by the terms of the Dispute Resolution Agreement on and after the date hereof in the same manner as COBNA was bound thereunder prior to the date hereof.

(h)      Asset Representations Review Agreement.

(i)      The parties hereto that are also parties to the Asset Representations Review Agreement agree that, on and after the date hereof, CONA, in its capacity as the New Servicer and in its individual capacity, shall be the successor by merger to COBNA, in its capacity as the Original Servicer and in its individual capacity, under the Asset Representations Review Agreement.

(ii)     The parties hereto that are also parties to the Asset Representations Review Agreement agree that, on and after the date hereof, references to “Capital One Bank (USA), National Association” and “Capital One” in the Asset Representations Review Agreement, including all obligations, benefits, and requirements thereof, shall relate to CONA, as successor by merger to COBNA, in each case unless otherwise specified herein.

(iii)    CONA, as successor by merger to COBNA, confirms and agrees to be bound by the terms of the Asset Representations Review Agreement on and after the date hereof in the same manner as COBNA was bound thereunder prior to the date hereof.

(i)      Subservicing Agreement.

(i)      The parties hereto that are also parties to the Subservicing Agreement agree that, on and after the date hereof, CONA, in its capacity as the New Servicer and in its individual capacity, shall be the successor by merger to COBNA, in its capacity as the Original Servicer and in its individual capacity, under the Subservicing Agreement.

(ii)     The parties hereto that are also parties to the Subservicing Agreement agree that, on and after the date hereof, references to “Capital One Bank,” “Capital One Bank (USA), National Association,” and “COB” in the Subservicing Agreement, including all obligations, benefits, and requirements thereof, shall relate to CONA, as successor by merger to COBNA, in each case unless otherwise specified herein.

(iii)    CONA, as successor by merger to COBNA, confirms and agrees to be bound by the terms of the Subservicing Agreement on and after the date hereof in the same manner as COBNA was bound thereunder prior to the date hereof.

ARTICLE II

MISCELLANEOUS

SECTION 2.1. Conditions to Effectiveness. The assignments and assumptions provided for by this Agreement shall become effective upon satisfaction of the following conditions:

(a)      Receivables Purchase Agreement.

(i)      delivery of an Opinion of Counsel, to Funding from COBNA, to the effect that all actions have been taken, and all filings have been made, as are necessary to continue and maintain the first-priority perfected ownership interest of Funding in the Purchased Assets, delivered pursuant to Subsection 5.01(k) of the Receivables Purchase Agreement;

(ii)     ten (10) days’ prior notice from COBNA to Funding, the Trustee and each Rating Agency of this Agreement, delivered pursuant to Section 9.05 of the Receivables Purchase Agreement;

(iii)    delivery of written confirmation to Funding and the Trustee from each Rating Agency that the assignments and assumption will not result in the reduction or withdrawal of the respective ratings of such Rating Agency for any securities issued by the Capital One Master Trust, delivered pursuant to Section 9.05 of the Receivables Purchase Agreement;

(iv)    delivery of counterparts of this Agreement, duly executed by the parties hereto; and

(v)     COBNA has been merged with and into CONA.

(b)      Pooling and Servicing Agreement.

(i)      delivery of an Opinion of Counsel, pursuant to Subsection 8.02(a)(ii) of the Pooling and Servicing Agreement, stating that this Agreement complies with Section 8.02 of the Pooling and Servicing Agreement, and that this Agreement is a valid and binding obligation of CONA enforceable against CONA in accordance with its terms, except as such enforceability may be limited by applicable Debtor Relief Laws and except as such enforceability may be limited by general principles of equity, and that all conditions precedent therein provided for relating to such transaction have been complied with;

(ii)     notice from COBNA to each Rating Agency of this Agreement, delivered pursuant to Subsection 8.02(b) of the Pooling and Servicing Agreement

(iii)    delivery of an Officer’s Certificate, pursuant to Subsection 8.02(a)(ii) of the Pooling and Servicing Agreement, from COBNA to Funding and the Trustee, stating that this Agreement complies with Section 8.02 of the Pooling and Servicing Agreement, and that this Agreement is a valid and binding obligation of CONA enforceable against CONA in accordance with its terms, except as such enforceability may be limited by applicable Debtor Relief Laws and except as such enforceability may be limited by general principles of equity, and that all conditions precedent therein provided for relating to such transaction have been complied with;

(iv)    delivery of counterparts of this Agreement, duly executed by the parties hereto; and

(v)     COBNA has been merged with and into CONA.

(c)      Supplemental Servicing Agreement.

(i)      delivery of counterparts of this Agreement, duly executed by the parties hereto; and

(ii)     COBNA has been merged with and into CONA.

(d)      LLC Agreement.

(i)      delivery of counterparts of this Agreement, duly executed by the parties hereto; and

(ii)     COBNA has been merged with and into CONA.

(e)      Indenture.

(i)      delivery of an Officer’s Certificate, pursuant to Section 102 of the Indenture, from the Issuer to the Indenture Trustee, to the effect that all conditions precedent to the execution of this Agreement have been complied with;

(ii)     delivery of an Opinion of Counsel, pursuant to Section 102 of the Indenture, from the Issuer to the Indenture Trustee, to the effect that all conditions precedent to the execution of this Agreement have been complied with;

(iii)    delivery of counterparts of this Agreement, duly executed by the parties hereto; and

(iv)    COBNA has been merged with and into CONA.

(f)      Transfer and Administration Agreement.

(i)      delivery of counterparts of this Agreement duly executed by the parties hereto; and

(ii)     COBNA has been merged with and into CONA.

(g)      Dispute Resolution Agreement.

(i)      delivery of counterparts of this Agreement duly executed by the parties hereto; and

(ii)     COBNA has been merged with and into CONA.

(h)      Asset Representations Review Agreement.

(i)      delivery of counterparts of this Agreement duly executed by the parties hereto; and

(ii)     COBNA has been merged with and into CONA.

(i)      Subservicing Agreement.

(i)      delivery of counterparts of this Agreement duly executed by the parties hereto; and

(ii)     COBNA has been merged with and into CONA.

SECTION 2.2. Filing of Financing Statements. In connection herewith, each of COBNA and the Transferor agrees to prepare for filing, and CONA agrees to record and file, any financing statements (or if a financing statement is already on record, an assignment of such financing statement) and continuation statements with respect to such financing statements, when applicable, meeting the requirements of applicable state law, in such jurisdictions as are necessary to perfect and maintain perfection of the transfers and other assignments contemplated hereby.

SECTION 2.3. Counterparts. This Agreement may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original, and all of which, when taken together, shall constitute one and the same instrument. The words “executed,” “signed,” “signature,” and words of like import in this Agreement or in any other certificate, agreement or document related to this transaction shall include, in addition to manually executed signature pages, images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, any electronic sound, symbol, or process, attached to or logically associated with a contract or other record and executed or adopted by a person with the intent to sign the record). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

SECTION 2.4. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions (other than Section 5-1401 of the General Obligations Law), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

SECTION 2.5. Indenture Trustee and Trustee. Neither the Indenture Trustee nor the Trustee shall be responsible for the validity or sufficiency of this Agreement nor for the recitals herein. The parties hereto agree that the Indenture Trustee and the Trustee shall be afforded all the rights, privileges, protections, immunities and indemnities provided to each of them under the Securitization Agreements to which the Indenture Trustee or the Trustee is a party.

SECTION 2.6. Schedule. The schedule attached hereto and referenced herein shall constitute a part of this Agreement and is incorporated into this Agreement for all purposes.

SECTION 2.7. Limitation of Liability of the Owner Trustee. It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered on behalf of the Issuer by Deutsche Bank Trust Company Delaware, not individually or personally but solely as Owner Trustee (the “Owner Trustee”) of the Issuer, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as a personal representation, undertaking or agreement by the Owner Trustee but is made and intended for the purpose of binding only, and is binding only on, the Issuer, (iii) nothing herein contained will be construed as creating any liability on Deutsche Bank Trust Company Delaware, individually or personally or as Owner Trustee, to perform any covenant of the Issuer either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties to this Agreement and by any Person claiming by, through or under them, (iv) Deutsche Bank Trust Company Delaware has made no investigation and will make no investigation as to the accuracy or completeness of any representations and warranties made by the Issuer in this Agreement or any related document and (v) under no circumstances will Deutsche Bank Trust Company Delaware be personally liable for the payment of any indebtedness, indemnities or expenses of the Issuer or be liable for the performance, breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any related documents, as to all of which recourse shall be had solely to the assets of the Issuer.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the date first set forth above.

CAPITAL ONE BANK (USA), NATIONAL
ASSOCIATION,
as Original Seller, Servicer and Administrator and in its individual capacity

By:	/s/ Thomas A. Feil
	Name:	Thomas A. Feil
	Title:	Treasurer

CAPITAL ONE FUNDING, LLC,
as Transferor and in its individual capacity

By:	/s/ Eric D. Bauder
	Name:	Eric D. Bauder
	Title:	Assistant Vice President

CAPITAL ONE MULTI-ASSET EXECUTION TRUST,
as Issuer

By:	DEUTSCHE BANK TRUST COMPANY DELAWARE, not in its individual capacity but solely as Owner Trustee on behalf of the Issuer

By:	/s/ Ronaldo R. Reyes
	Name:	Ronaldo R. Reyes
	Title:	Attorney-In-Fact

By:	/s/ Timothy Johnson
	Name:	Timothy Johnson
	Title:	Attorney-In-Fact

[Signature page to Omnibus Securitization Agreements Assignment and Assumption Agreement]

CAPITAL ONE, NATIONAL ASSOCIATION,
as New Seller, Servicer and Administrator and in its individual capacity

By:	/s/ Franco E. Harris
	Name:	Franco E. Harris
	Title:	Managing Vice President, Treasury Capital Markets

THE BANK OF NEW YORK MELLON,
not in its individual capacity but solely as Trustee and Indenture Trustee

By:	/s/ Leslie Morales
	Name:	Leslie Morales
	Title:	Vice President

INDEPENDENT DIRECTOR OF CAPITAL ONE FUNDING, LLC

By:	/s/ Karla Boyd
	Name:	Karla Boyd

CLAYTON FIXED INCOME SERVICES LLC,
as Asset Representations Reviewer

By:	/s/ Anthony Neske
	Name:	Anthony Neske
	Title:	Senior Vice President

CAPITAL ONE SERVICES, LLC,
as subservicer and in its individual capacity

By:	/s/ Sean J. Flanagan
	Name:	Sean J. Flanagan
	Title:	Managing Vice President, Treasury Capital Markets

[Signature page to Omnibus Securitization Agreements Assignment and Assumption Agreement]

Schedule A

Securitization Agreements

A.

The Amended and Restated Receivables Purchase Agreement, dated as of July 1, 2007, as amended by the First Amendment thereto, dated as of March 1, 2008, and as further amended by the Second Amendment thereto, dated as of March 17, 2016, between COBNA and Funding;

B.

The Amended and Restated Pooling and Servicing Agreement, dated as of September 30, 1993, as amended and restated as of August 1, 2002, January 13, 2006, July 1, 2007 and March 17, 2016, and as amended by the First Amendment thereto, dated as of January 27, 2017, among Funding, as Transferor, COBNA, as Servicer, and The Bank of New York Mellon, as Trustee;

C.	The Amended and Restated Series 2002-CC Supplement, dated as of October 9, 2002, as amended and restated as of March 17, 2016, among the Transferor, the Servicer, and the Trustee;

D.

The Amended and Restated Limited Liability Company Agreement of Capital One Funding, LLC, dated as of July 31, 2002,as amended by the First Amendment thereto, dated as of March 1, 2008, between COBNA, as the sole equity member, and the Independent Director of Funding;

E.	The Indenture, dated as of October 9, 2002, as amended and restated as of January 13, 2006 and March 17, 2016, between the Issuer and The Bank of New York Mellon, as Indenture Trustee;

F.	The Asset Pool 1 Supplement, dated as of October 9, 2002, as amended by the First Amendment thereto, dated as of March 1, 2008, between the Issuer and the Indenture Trustee;

G.

The Card Series Indenture Supplement, dated as of October 9, 2002, as amended and restated as of March 17, 2016, between the Issuer and the Indenture Trustee, in each case, together with the following Terms Document relating to specified Classes and Tranches of Notes belonging to the Card Series, each between the Issuer and the Indenture Trustee (each, as amended, restated, supplemented or otherwise modified through the date hereof):

Class A(2017-5) Terms Document dated as of October 10, 2017

Class A(2018-2) Terms Document dated as of May 16, 2018

Class A(2019-3) Terms Document dated as of September 5, 2019

Class A(2021-1) Terms Document dated as of July 22, 2021

Class A(2021-2) Terms Document dated as of July 22, 2021

Class A(2021-3) Terms Document dated as of November 30, 2021

Class A(2022-1) Terms Document dated as of March 30, 2022

Class A(2022-2) Terms Document dated as of June 14, 2022

Class B(2005-3) Terms Document dated as of August 4, 2005

Class B(2009-C) Terms Document dated as of October 9, 2009

Class C(2009-A) Terms Document dated as of October 9, 2009

H.

The Transfer and Administration Agreement, dated as of October 9, 2002, as amended by the First Amendment thereto, dated as of March 1, 2008, among the Issuer, the Transferor, COBNA, as Administrator, and the Indenture Trustee;

I.	The Defaulted Receivables Supplemental Servicing Agreement, dated as of July 15, 2010, by and between COBNA, as Servicer, and the Transferor.

J.	The Dispute Resolution Agreement, dated as of March 17, 2016, among COBNA, Funding, and the Trustee;

K.

The Asset Representations Review Agreement, dated as of March 17, 2016, among COBNA, as Servicer and in its individual capacity, the Transferor, and Clayton Fixed Income Services LLC, as Asset Representations Reviewer; and

L.

The Subservicing Agreement, dated as of January 1, 2006, by and between COBNA, as successor to Capital One Bank, a then Virginia banking corporation, as Servicer and in its individual capacity, and Capital One Services, as subservicer and in its individual capacity.